UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	May 1, 2007

SPECIALTY UNDERWRITERS' ALLIANCE, INC.
_________________
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50891 (Commission File Number)	20-0432760 (IRS Employer ID Number)

222 South Riverside Plaza, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(888) 782-4672

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Specialty Underwriters’ Alliance, Inc. (the “Company”) held on May 1, 2007, the Company’s stockholders approved the 2007 Stock Incentive Plan of Specialty Underwriters’ Alliance, Inc. (the “2007 Plan”). The 2007 Plan replaces the 2004 Stock Option Plan of Specialty Underwriters’ Alliance, Inc. (the “2004 Plan”).

The purpose of the 2007 Plan is to advance the interests of the Company by encouraging and enabling the acquisition of a larger proprietary interest by our employees, directors, consultants and independent contractors, and by providing these persons with incentives to put forth maximum efforts for the success of our business.

The 2007 Plan is administered by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee may grant awards under the 2007 Plan in the form of options, stock appreciation rights, restricted stock awards, and deferred stock awards (as well as dividend equivalents in connection with deferred stock awards). Options may be granted as non-qualified stock options or as options qualifying as incentive stock options under the Internal Revenue Code.

The aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2007 Plan may not exceed 800,000 shares (which number includes 105,867 shares which would otherwise have been available for future grants under the 2004 Plan). If any shares covered by an award under the 2007 Plan are forfeited or otherwise terminated without delivery of shares, subject to a few limited exceptions, then the shares covered by such an award shall be available for granting awards under the 2007 Plan. In addition, if any of the options previously granted under the 2004 Plan expire or are cancelled or terminated without being exercised in full, the unpurchased shares of common stock subject to such options will become available for awards under the 2007 Plan, up to a total of 742,466 additional shares.

The 2007 Plan is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Company’s annual meeting of stockholders held on May 1, 2007.

The foregoing description of the 2007 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2007 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None.

(b)	Pro Forma Financial Information. None

(c)	Exhibits.

Exhibit No. 10.1	Description

2007 Stock Incentive Plan of Specialty Underwriters' Alliance, Inc. (Incorporated by reference to Appendix A to the Company's Definitive Proxy Statement (File No. 000-50891) filed on April 2, 2007).

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 1, 2007

SPECIALTY UNDERWRITERS’ ALLIANCE, INC. By: /s/ Peter E. Jokiel Name: Peter E. Jokiel Title: Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
dated May 1, 2007
Specialty Underwriters' Alliance, Inc.

10.1	2007 Stock Incentive Plan of Specialty Underwriters' Alliance, Inc. (Incorporated by reference to Appendix A to the Company's Definitive Proxy Statement (File No. 000-50891) filed on April 2, 2007).